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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 16, 2005 relating to the financial statements of Leap Wireless International, Inc., which appears in Leap Wireless International Inc.'s Annual Report on Form 10-K for the year ended December 31, 2004.




/S/ PricewaterhouseCoopers LLP

San Diego, California
June 16, 2005